UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2011

NEWS OF CHINA INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52276	98-0471083
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1855 Talleyrand, Suite 203A, Brossard, Quebec, Canada, J4W 2Y9
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (450) 443-1153

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This report contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors” beginning on page 7, that may cause our company’s or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Our financial statements are stated in United States dollars (US$) and are prepared in accordance with United States generally accepted accounting principles.

In this quarterly report, unless otherwise specified, all references to “common shares” refer to the common shares of our capital stock.

As used in this quarterly report, the terms “we”, “us”, “our”, “News of China” means News of China Inc., unless otherwise indicated.

Item 5.01 Changes in Control of Registrant

Pursuant to the terms of an affiliate stock purchase agreement dated June 15, 2011, 2011 between Chenling Shi, Aventech Capital Inc. (held indirectly by Chenxi Shi) and Junjun Wu, Mr. Wu purchased a total of 15,000,000 shares of common stock from the following persons:

Chenling Shi	5,500,000
Chenxi Shi	9,500,000
15,000,000

The purchase price of the shares was $250,000, which was paid in cash and by the personal funds of Mr. Wu.

Junjun Wu now owns 15,000,000 of our shares of common stock, which is 57.9% of our issued and outstanding shares of June 22, 2011.

FORM 10 INFORMATION

RISK FACTORS

In addition to other information in this current report, the following risk factors should be carefully considered in evaluating our business because such factors may have a significant impact on our business, operating results, liquidity and financial condition. As a result of the risk factors set forth below, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, operating results, liquidity and financial condition. If any such risks occur, our business, operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, the trading price of our securities could decline, and you may lose all or part of your investment.

Our common shares are considered speculative. Prospective investors should consider carefully the risk factors set out below.

Risks Related To Our Company

The global financial crisis has had, and may continue to have, an impact on our business and financial condition.

The ongoing global financial crisis may also limit our ability to access the capital markets at a time when we would like, or need, to raise capital, which could have an impact on our ability to react to changing economic and business conditions. Accordingly, if the global financial crisis and current economic downturn continue or worsen, our business, results of operations and financial condition could be materially and adversely affected.

We have only commenced our business operations in October, 2005 and we have a limited operating history. If we cannot successfully manage the risks normally faced by start-up companies, we may not achieve profitable operations and ultimately our business may fail.

We have a limited operating history. We are currently a development stage company and have developed preliminarily the necessary software for the planned online financial media outlet. Accordingly, we have a very limited operating history and we face all of the risks and uncertainties encountered by early-stage companies.

As at March 31, 2011, we had an accumulated deficit of $198,282. We anticipate continuing to incur significant losses until, at the earliest we generate sufficient revenues to offset the substantial up-front expenditures and operating costs associated with developing and marketing our services. There can be no assurance that we will ever operate profitably.

Our independent auditors have expressed substantial doubt about our ability to continue as a going concern, which may hinder our ability to obtain future financing.

In their report dated September 21, 2010, our independent auditors stated that our financial statements for the period October 11, 2005 (Date of Inception) to June 30, 2010 were prepared assuming that we would continue as a going concern. Our ability to continue as a going concern is an issue raised as we have never generated any revenue from operations. We anticipate that we will continue to experience net operating losses. Our ability to continue as a going concern is subject to our ability to obtain necessary funding from outside sources, including obtaining additional funding from the sale of our securities. Our lack of revenue and continued net operating losses increase the difficulty in meeting such goals and there can be no assurances that such methods will prove successful.

We have no customers and generate no revenues and have only limited marketing experience to develop customers.

We have not yet entered into any agreements to sell our online financial medial outlet services to any customers. We do not believe that we will generate significant revenues in the immediate future. We will not generate any meaningful revenues unless we successfully launch our online financial media outlet and we obtain contracts with a significant number of customers. There can be no assurance that we will ever be able to obtain contracts with a significant number of customers to generate meaningful revenues or achieve profitable operations.

We have only limited experience in developing and marketing online financial media services, and there is limited information available concerning the potential performance or market acceptance of our proposed services. There can be no assurance that unanticipated expenses, problems or technical difficulties will not occur which would result in material delays in commercialization of our services or that our efforts will result in successful commercialization.

We need substantial additional financing and a failure to obtain such required financing will inhibit our ability to grow or we may have to curtail or cease operations.

Our capital requirements relating to the developing and marketing of our services have been, and will continue to be, significant. We are dependent on the proceeds of future financing in order to continue in business and to develop and commercialize additional proposed services. We anticipate requiring approximately $2,000,000 to $2,500,000 in additional financing for our longer term growth. Our management has decided to suspend implementation of our current business plan until such time when additional financing of approximately $2,000,000 to $2,500,000 is achieved. There can be no assurance that we will be able to raise the substantial additional capital resources necessary to permit us to pursue our business plan. We have no current arrangements with respect to, or sources of, additional financing and there can be no assurance that any such financing will be available to us on commercially reasonable terms, or at all. Any inability to obtain additional financing will have a material adverse effect on us, such as requiring us to significantly curtail or cease operations. In that case, you may lose your entire investment.

The continued growth of our business will require additional funding from time to time which would be used for general corporate purposes. General corporate purposes may include acquisitions, investments, repayment of debt, capital expenditures, repurchase of our capital stock and any other purposes that we may specify in any prospectus supplement. Obtaining additional funding would be subject to a number of factors including market conditions, operational performance and investor sentiment. These factors may make the timing, amount, terms and conditions of additional funding unattractive, or unavailable, to us.

The terms of any future financing may adversely affect your interest as stockholders.

If we require additional financing in the future, we may be required to incur indebtedness or issue equity securities, the terms of which may adversely affect your interests in our company. For example, the issuance of additional indebtedness may be senior in right of payment to your shares upon our liquidation. In addition, indebtedness may be under terms that make the operation of our business more difficult because the lender’s consent will be required before we take certain actions. Similarly the terms of any equity securities we issue may be senior in right of payment of dividends to your common stock and may contain superior rights and other rights as compared to your common stock. Further, any such issuance of equity securities may dilute your interest in our company, which may reduce the value of your investment.

We could lose our competitive advantages if we are not able to continuously develop superior services in our market niche and gain substantial market penetration quickly.

Our success and ability to compete depends, to a significant degree, on our ability to continuously develop superior services in our selected market niche of targeting and providing information on publicly reporting companies with business based in China and obtain substantial market penetration quickly. Our business model is vulnerable to duplication by competitors, especially competitors who are established in providing business and financial information of publicly reporting companies, who have superior financial and technological resources, industry experiences and marketing capacities. It is difficult to take, and we have not taken, any action to protect our business model in our selected market niche. If any of our competitors copies our business model or develops similar services independently, we would not be able to compete as effectively.

We may face regulatory difficulties for our services.

Development of such a media solution might be subject to regulations of various national, state, and provincial authorities in various jurisdictions. To comply with the regulations we may face a variety of bureaucratic difficulties that may likely add extra financial burden to our company.

The online media industry in China is subject to regulations of several Ministries and the State Agencies, including China Internet Network Information Center (CNNIC), The Ministry of Public Security of the People’s Republic of China, the Ministry of Information Industry of the People’s Republic of China, and Internet Society of China (ISC) etc. Although we are not required to obtain authorization from these Ministries and State Agencies, the accessibility of our planned online media might be blocked in China for political or other unpredictable reasons, which might affect our business activities in China substantially.

The uncertain legal environments in the People’s Republic of China and our industry may be vulnerable to local government agencies who have persistent bureaucratic power over customers, reporters and other parties who wish to renegotiate the terms and conditions of, or terminate their agreements or other understandings with us, when we enter substantial agreement of manufacturing and marketing of our proposed services in China.

Our Certificate of Incorporation and Bylaws contain limitations on the liability of our directors and officers, which may discourage suits against directors and executive officers for breaches of fiduciary duties.

Our Certificate of Incorporation, as amended, and our Bylaws contain provisions limiting the liability of our directors for monetary damages to the fullest extent permissible under Delaware law. This is intended to eliminate the personal liability of a director for monetary damages on an action brought by origin our right for breach of a director’s duties to us or to our stockholders except in certain limited circumstances. In addition, our Certificate of Incorporation, as amended, and our Bylaws contain provisions requiring us to indemnify our directors, officers, employees and agents serving at our request, against expenses, judgments (including derivative actions), fines and amounts paid in settlement. This indemnification is limited to actions taken in good faith in the reasonable belief that the conduct was lawful and in, or not opposed to our best interests. The Certificate of Incorporation and the Bylaws provide for the indemnification of directors and officers in connection with civil, criminal, administrative or investigative proceedings when acting in their capacities as agents for us. These provisions may reduce the likelihood of derivative litigation against directors and executive officers and may discourage or deter stockholders or management from suing directors or executive officers for breaches of their fiduciary duties, even though such an action, if successful, might otherwise benefit our stockholders and directors and officers.

Our success depends on our management team and other key personnel, the loss of any of whom could disrupt our business operations.

Our future success will depend in substantial part on the continual services of our senior management, including our President and Chief Executive Officer, Chenxi Shi, and our Vice President, Zibing Zhang. As a startup company, currently none of the senior management team draws salaries from our company. We do not carry key person life insurance on any of our officers or employees. The loss of the services of one or more of our key personnel could impede implementation of our business plan and result in reduced profitability.

Our future success will also depend on the continued ability to attract, retain and motivate highly qualified technical, sales and marketing, customer support personnel. Competition for qualified personnel is intense in our industry. We cannot assure you that we will be able to retain our key personnel or that we will be able to attract, assimilate or retain qualified personnel in the future. Our inability to hire and retain qualified personnel or the loss of the services of our key personnel could have a material adverse effect upon our business, financial condition and results of operations.

Because our officers, directors and principal shareholders control a majority of our common stock, investors will have little or no control over our management or other matters requiring shareholder approval.

Our officers and directors and their affiliates in the aggregate, beneficially own approximately 84.16% of issued and outstanding shares of our common stock. As a result, they have the ability to control matters affecting minority shareholders, including the election of our directors, the acquisition or disposition of our assets, and the future issuance of our shares. Because our officers, directors and principal shareholders control the company, investors will not be able to replace our management if they disagree with the way our business is being run. Because control by these insiders could result in management making decisions that are in the best interest of those insiders and not in the best interest of the investors, you may lose some or all of the value of your investment in our common stock.

Because we do not have sufficient insurance to cover our business losses, we might have uninsured losses, increasing the possibility that you would lose your investment.

We may incur uninsured liabilities and losses as a result of the conduct of our business. We do not currently maintain any comprehensive liability or property insurance. Even if we obtain such insurance in the future, we may not carry sufficient insurance coverage to satisfy potential claims. We do not carry any business interruption insurance. Should uninsured losses occur, any purchasers of our common stock could lose their entire investment.

Risks Relating to our Business

Our success depends upon the development of China’s and the world’s capital markets.

China is one of the fastest growing economies in the world. China is now taking great efforts to develop its current capital market into a more effective one. The growth of China’s capital market might significantly reduce the necessity of Chinese companies to go public in the United States and Canada. Furthermore, Chinese companies also have the options to go public in other global capital markets such as those in Hong Kong and Singapore. The development of other global capital markets can also attract more companies to go public in those alternative stock markets. Moreover, Chinese regulators might limit the number and the ability of Chinese companies to go public in the United States and Canada. Because our online financial media outlet will focus on North American publicly reporting companies with business based in China, all these circumstances can have an adverse effect on our business.

We face competition from larger and stronger companies that have the resources to provide superior and less costly services.

The markets that we are entering are intensely competitive. We expect additional competition to come from the increasing number of new market entrants who can develop potentially competitive services. We will face competition from numerous sources, including, large established traditional and online media who have superior resources and industry experiences. Our potential competitors may succeed in developing services that are more effective or less costly (or both) than our services. Some of our potential competitors may be large, well-financed and established companies that have greater resources and, therefore, may be better able than us to compete for a share of the market.

Our business is to provide online financial information through our online financial media outlet for researching China-related stocks to North America financial institutions. To our best knowledge, there is no established online media focused on our selected market niche yet. However, we have to compete with a large number of traditional media providing similar or even superior services such as The Wall Street Journal, CNBC, Bloomberg and Financial Times. Competition also comes from various financial online media such as finance.yahoo.com, Reuters.com, wallst.net etc. These traditional and online financial media have superior financial resources, industry experiences, market penetration and marketing capacity. Potential new entrants can copy our business model and compete with us in our selected market niche as well. Our competitive edge relies upon providing a one place financial media solution for researching China-related stocks listed in North American stock exchanges. Our Chinese cultural and language literacy and local connections in China enable us to provide information that is not available to these established traditional and online media. Our media will also cover information about China-related companies, especially small to medium sized ones, which are usually not covered by these established media. However, there is no assurance we can compete with these established or new competitors effectively, and if we fail to provide superior services effectively than these competitors, our business will fail and you will lose your entire investment.

Our operations depend upon the timeliness and quality of the services of web hosting service providers.

Our online financial media outlet is dependent on the quality and the timeliness of web hosting services. We currently use the web hosting services of DailyRazor Hosting (www.dailyrazor.com), a division of Vecordia Corporation. The failure to provide high quality and timely services of the provider will have material adverse effects on our business activities and our profitability.

We may face technological difficulties

Our online media outlet services are dependent upon the smooth operation of the software we develop. Shortcomings and bugs in the software may have material adverse effect on our business. Our online media outlet may also be vulnerable to attacks from hackers and computer viruses, which may cause interruption of our business.

We may be sued by reporting companies covered by our online financial media outlet, and investors who rely on information disseminated through our online financial media outlet.

We may have dispute with China related reporting companies about the materials and information we cover and disseminate through our online financial media outlet and thus be sued by these companies. Investors who make investment decisions relying upon information disseminated through our financial media outlet may also sue us for their losses. These legal proceedings might have material negative effect on profitability of our business.

Risks Relating to the People’s Republic of China

The economic policies of the People’s Republic of China could affect our business.

Our business is to provide financial information through our online financial media outlet for researching China’s listed companies in the United States and Canada. Accordingly, our results of operations and prospects are subject, to a significant extent, to the economic, political and legal developments in the People’s Republic of China.

While the People’s Republic of China’s economy has experienced significant growth in the past 20 years, such growth has been uneven, both geographically and among various sectors of the economy. The Chinese government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures benefit the overall economy of the People’s Republic of China, but they may also have a negative effect on us.

The economy of the People’s Republic of China has been changing from a planned economy to a more market-oriented economy. In recent years, the Chinese government has implemented measures emphasizing the utilization of market forces for economic reform and the reduction of state ownership of productive assets, and the establishment of corporate governance in business enterprises; however, a substantial portion of productive assets in the People’s Republic of China are still owned by the Chinese government. In addition, the Chinese government continues to play a significant role in regulating industry development by imposing industrial policies. It also exercises significant control over the People’s Republic of China’s economic growth through the allocation of resources, the control of payment of foreign currency-denominated obligations, the setting of monetary policy and the provision of preferential treatment to particular industries or companies.

Capital outflow policies in the People’s Republic of China may hamper our ability to expand our business and/or operations. The People’s Republic of China has adopted currency and capital transfer regulations. These regulations may require us to comply with complex regulations for the movement of capital. Although our management believes that it is currently in compliance with these regulations, should these regulations or the interpretation of them by courts or regulatory agencies change, we may not be able to remit income earned and proceeds received in connection with any off-shore operations or from other financial or strategic transactions we may consummate in the future.

Fluctuation of the Renminbi could materially affect our financial condition and results of operations.

Fluctuation of the Renminbi, the currency of the People’s Republic of China, could materially affect our financial condition and results of operations. The value of the Renminbi fluctuates and is subject to changes in the People’s Republic of China’s political and economic conditions. Since July 2005, the conversion of Renminbi into foreign currencies, including United States dollars, is pegged against the inter-bank foreign exchange market rates or current exchange rates of a basket of currencies on the world financial markets. As of March 31, 2011, the exchange rate between the Renminbi and the United States dollar was 6.5441 Renminbi to every one United States dollar.

We may have difficulty establishing adequate management, legal and financial controls in the People’s Republic of China.

The People’s Republic of China historically has not adopted a Western style of management and financial reporting concepts and practices, as well as in modern banking, computer and other control systems. We may have difficulty in hiring and retaining a sufficient number of qualified employees to work in the People’s Republic of China. As a result of these factors, we may experience difficulty in establishing management, legal and financial controls, collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet Western standards.

It will be extremely difficult to acquire jurisdiction and enforce liability against our officers, directors and assets based in The People’s Republic of China.

Because some of our executive officers and current directors are Chinese citizens, it may be difficult, if not impossible, to acquire jurisdiction over these persons in the event a lawsuit is initiated against us and/or our officers and directors by a stockholder or group of stockholders in the United States.

Our business may face regulatory difficulties in the People’s Republic of China.

The online media industry in China is subject to regulations of several Ministries and the State Agencies, including China Internet Network Information Center (CNNIC), The Ministry of Public Security of the People’s Republic of China, the Ministry of Information Industry of the People’s Republic of China, and Internet Society of China (ISC). Although we are not required to obtain authorization or approval from these Ministries and State Agencies as a foreign online media, the accessibility of our online media might be blocked in China for political or other unpredictable reasons, which might adversely affect our business activities in China substantially. To comply with the regulations the Company may face a variety of bureaucratic difficulties that may likely add extra financial burden to our company. Bureaucracy and corruption that are often seen in China may also have adverse effects on our operation and financial conditions.

Risks Associated With Our Common Stock

Trading on the OTC QB Market may be volatile and sporadic, which could depress the market price of our common stock and make it difficult for our stockholders to resell their shares.

Our common stock is quoted on the OTC QB Market of OTC Markets Inc. Trading in stock quoted on the OTC QB Market is often thin and characterized by wide fluctuations in trading prices due to many factors that may have little to do with our operations or business prospects. This volatility could depress the market price of our common stock for reasons unrelated to operating performance. Moreover, the OTC QB Market is not a stock exchange, and trading of securities on the OTC QB Market is often more sporadic than the trading of securities listed on a quotation system like Nasdaq or a stock exchange like the American Stock Exchange. Accordingly, our shareholders may have difficulty reselling any of their shares.

Our stock is a penny stock. Trading of our stock may be restricted by the SEC’s penny stock regulations and the FINRA’s sales practice requirements, which may limit a stockholder’s ability to buy and sell our stock.

Our stock is a penny stock. The Securities and Exchange Commission has adopted Rule 15g-9 which generally defines “penny stock to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in, and limit the marketability of, our common stock.

In addition to the “penny stock rules” promulgated by the Securities and Exchange Commission, the Financial Industry Regulatory Authority has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, the Financial Industry Regulatory Authority believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. The Financial Industry Regulatory Authority requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock.

Other Risks

Trends, Risks and Uncertainties

We have sought to identify what we believe to be the most significant risks to our business, but we cannot predict whether, or to what extent, any such risks may be realized nor can we guarantee that we have identified all possible risks that might arise. Investors should carefully consider all of the risk factors before making an investment decision with respect to our common stock.

DESCRIPTION OF BUSINESS

Corporate Overview

We are a development stage company incorporated in Delaware on October 11, 2005. Our principal business when we were first established was to provide an online financial media outlet for researching China-related stocks. This media outlet would provide financial news and commentary, online video broadcasting, and other information for researching China-related stocks. China-related stocks refer to the stocks issued by companies whose main operations are located in China.

In our online financial media outlet, we provided financial news and commentary, online video broadcasting, and other information for researching China-related stocks listed on the United States and Canadian stock markets. “China-related stocks” refer to stock issued by companies whose main operations are located in China. Due to the inefficiency of China’s capital markets, more and more China-related companies are seeking avenues to access the public markets in the United States and Canada to raise capital needed to cope with China’s fast growing economy. Stock exchanges in the United States and Canada have also expressed interest in attracting more Chinese companies.

We finished our online financial media outlet software development in August, 2006, and our media outlet became operational online at www.newsofchina.com in August 2006. Since the initial launch of our online financial media outlet, we updated the contents of our online financial media outlet with relevant news updates, editorials and market analyses relating to public companies with business operations in China. In addition to Mr. Chenxi Shi, we also engaged additional part time staff members to help us gather relevant financial information for the contents of our online financial media outlet.

Furthermore, in December of 2006, Mr. Shi also traveled to China to promote our business with the investment community there. During this trip, Mr. Shi attended meetings with candidates who can assist us to gather and collect relevant financial information in China on Chinese reporting companies. Mr. Shi also met with individuals from Beijing University to discuss the possibility of organizing an investor relations forum at Beijing University. It was hoped that our company would then be able to promote the benefits of its online media outlet to the attendees. However, our management was not able to organize an investor relations forum as planned.

In early 2007, our online financial media outlet experienced software difficulties and is currently not operational.

In August 2007, we started incorporating a wholly owned subsidiary in China called News of China (Beijing) Management Consultants Co., Ltd. and paid the initial capital registration fee of $30,000 as required under Chinese company law. However, the further capital contribution in the amount of $120,000 was too onerous for our company at that time, so subsequent to the advance of $30,000, we decided not to invest the remaining $120,000 in order to complete the incorporation process. As a consequence thereof, our agent in China repaid the $30,000 advance we made in full to our company and the incorporation of our subsidiary was cancelled.

In our management’s opinion, we have not been able to achieve the milestones we set to fully implement our business operations. Because we have not been able to generate revenues from our online financial media outlet and we have little working capital remained, our management has decided to suspend the implementation of our current business plan until such time when we are able to obtain further financing. We anticipate that we will need to raise $2-2.5 million additional financing through sales of our securities in traditional private placement offerings or other types of private placement transactions such as Private Investment in Public Equity (“PIPE”) before we can continue implementing our current business plan. Alternatively, we may decide to pursue a new business in a different direction other than our current business plan.

Competition

We are a company seeking prospective business opportunities. We compete with other companies for both the acquisition of prospective businesses and the financing necessary to develop such businesses.

Employees

We currently have no employees, other than our sole officer and director, and we do not expect to hire any employees in the foreseeable future. We presently conduct our business through agreements with consultants and arms-length third parties.

Subsidiaries

We do not have any subsidiaries.

Research and Development Expenditures

We did not incur expenditures in research and development over the last fiscal year.

Intellectual Property

We do not own, either legally or beneficially, any patent or trademark.

REPORTS TO SECURITY HOLDERS

We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission and our filings are available to the public over the internet at the Securities and Exchange Commission’s website at http://www.sec.gov. The public may read and copy any materials filed by us with the Securities and Exchange Commission at the Securities and Exchange Commission’s Public Reference Room at 100 F Street N.E. Washington D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-732-0330. The SEC also maintains an Internet site that contains reports, proxy and formation statements, and other information regarding issuers that file electronically with the SEC, at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

Overview

We are a development stage company incorporated in Delaware on October 11, 2005. Our principal business until recently has been to provide an online financial media outlet for researching China-related stocks. This media outlet provides financial news and commentary, online video broadcasting, and other information for researching China-related stocks. China-related stocks refer to the stocks issued by companies whose main operations are located in China.

We are a development stage company and have limited active business operations and no significant assets. We have no revenues and have incurred losses since our inception on October 11, 2005. To date we funded our initial operations through advances made by our director and officers and through equity financing. Due to the uncertainty of our ability to generate sufficient revenues from our operating activities and/or to obtain the necessary financing to meet our obligations and repay our liabilities arising from normal business operations when they come due, in their report on our financial statements September 21, 2010, and for the period then ended RSM Richter Chamberland LLP, our registered independent auditors included additional comments indicating concerns about our ability to continue as a going concern. Our audited financial statements for the years ended June 30, 2010 and 2009, filed with the United States Securities and Exchange Commission contain additional note disclosures describing the circumstances that led to this disclosure by our registered independent auditors. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Results of Operations

The following summary of our results of operations should be read in conjunction with our unaudited financial statements for the fiscal quarter ended March 31, 2010 which are included in our Form 10-Q quarterly report filed with the US Securities and Exchange Commission on May 16, 2011.

Revenue and Expenses

	2011	2010	2011	2010
	(3 Months)	(3 Months)	(9 Months)	(9 Months)
Revenue	$--	$--	$--	$--
Expenses
General and administration expenses	984	921	3,045	1,745
Professional fees	3,131	3,737	7,597	15,733
Foreign exchange	53	180	744	1,134
Total Expenses	$4,168	$4,838	$11,386	$18,612

Revenues

We have not generated any revenues from operations since our inception and we did not generate any revenues from operations in the three or nine months ended March 31, 2011.

Expenses

Expenses for the three months ended March 31, 2011 decreased by 13.8% over the same period in 2010 primarily because of a reduction in professional fees and foreign exchange loss.

Expenses for the nine months ended March 31, 2011 decreased by 38.8% over the same period in 2010 primarily because of a reduction in professional fees and foreign exchange loss.

Liquidity and Capital Resources

Our financial condition for the fiscal quarter ended March 31, 2011 and the changes between those periods for the respective items are summarized as follows:

Working Capital
	March 31, 2011	June 30, 2010
Current Assets	$17,293	$28,851
Current Liabilities	37,942	38,832
Working Capital (deficiency)	$(20,649)	$(9,981)

Our working capital deficit increased by 106.9% over the same period in 2010 because we have not generated any revenues and have continued to incurred expenses to maintain our Company’s operations.

Cash Flows

	(3 Months)	(3 Months)	(9 Months)	(9 Months)
	March 31,	March 31,	March 31,	March 31,
	2011	2010	2011	2010
Cash Used in Operating Activities	$(5,022)	$(4,443)	$(11,808)	$(17,789)
Cash Provided by Financing Activities	400	125	500	503

Cash Used in Operating Activities

As of the three months ended March 31, 2011 our cash used in operating activities increased by approximately 13% compared to the three months ended March 31, 2010 because the company used some of its funds to settle certain accounts payable.

As of the nine months ended March 31, 2011 our cash used in operating activities decreased by approximately 33.6% compared to the nine months ended March 31, 2010 because of a reduction in professional fees.

Cash Provided by Financing Activities

As of the three months ended March 31, 2011 our cash provided by financing activities increased by $275 to $400 compared to the amount of $125 for the three months ended March 31, 2010.

As of the nine months ended March 31, 2011 our cash provided by financing activities decreased by $3 to $500 compared to the amount of $503 for the nine months ended March 31, 2010.

Cash Requirements

Over the next 12 months ending March 31, 2012, we anticipate that we will incur the following operating expenses:

Expense	Amount
General and administrative	$24,000
Professional fees	30,000
Foreign exchange	6,000
Total	$65,000

Management believes that our company’s cash will not be sufficient to meet our working capital requirements for the next 12 month period. Should this prove to be the case, our company plans to raise the capital required to satisfy our immediate short-term needs and additional capital required to meet our estimated funding requirements for the next 12 months primarily through the private placement of our equity securities. There is no assurance that our company will be able to obtain further funds required for our continued working capital requirements.

There is substantial doubt about our ability to continue as a going concern as the continuation of our business is dependent upon the continued financial support from our shareholders, our ability to obtain necessary equity financing to continue operations, and achieving a profitable level of operations. The issuance of additional equity securities by us could result in a significant dilution in the equity interests of our current stockholders. Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments.

In addition to the issues set out above regarding our ability to raise capital, global economies are currently undergoing a period of economic uncertainty related to the tightening of credit markets worldwide. This has resulted in numerous adverse effects, including unprecedented volatility in financial markets and stock prices, slower economic activity, decreased consumer confidence and commodity prices, reduced corporate profits and capital spending, increased unemployment, liquidity concerns and volatile but generally declining energy prices. We anticipate that the current economic conditions and the credit shortage will adversely impact our ability to raise financing. In addition, if the future economic environment continues to be less favorable than it has been in recent years, we may experience difficulty in completing our current business plan.

Off Balance Sheet Arrangements

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to stockholders.

Adoption of new accounting standards

In December 2010, the FASB issued Update No. 2010-27, “Other Expenses (Topic 720): Fees Paid to the Federal Government by Pharmaceutical Manufacturers”. The objective of this ASU is to address questions concerning how pharmaceutical manufacturers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act (the Acts). The Acts impose an annual fee on the pharmaceutical manufacturing industry for each calendar year beginning on or after January 1, 2011. For reporting entities that are subject to the pharmaceutical fee mandated by the Acts, the amendments in this Update specify that the liability for the fee should be estimated and recorded in full upon the first qualifying sale with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable.

ASU 2010-27 is effective for calendar years beginning after December 31, 2010, when the fee initially becomes effective. The adoption of this new standard is not expected to have a material effect on the Company’s financial position or results of operations.

In December 2010, the FASB issued Update No. 2010-28, “Intangibles—Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts”.

The amendments in this ASU affect all entities that have recognized goodwill and have one or more reporting units whose carrying amount for purposes of performing Step 1 of the goodwill impairment test is zero or negative.

The amendments in this Update modify Step 1 so that for those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. ASU 2010-28 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. The adoption of this new standard is not expected to have a material effect on the Company’s financial position or results of operations.

In December 2010, the FASB issued Update No. 2010-29, “Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations. The objective of this ASU is to address diversity in practice about the interpretation of the pro forma revenue and earnings disclosure requirements for business combinations. The amendments in this ASU specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments affect any public entity as defined by Topic 805 that enters into business combinations that are material on an individual or aggregate basis. ASU 2010-29 is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2010. The adoption of this new standard is not expected to have a material effect on the Company’s financial position or results of operations.

Future changes in accounting pronouncements

In January 2011, the FASB issued Update No. 2011-01, “Receivables (Topic 310): Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20”. ASU 2010-20 amends Topic 310 to improve the disclosures that an entity provides about the credit quality of its financing receivables and the related allowance for credit losses. As a result of these amendments, an entity is required to disaggregate by portfolio segment or class certain existing disclosures and provide certain new disclosures about its financing receivables and related allowance for credit losses. ASU 2011-01 temporarily delays the effective date of the disclosures about troubled debt restructurings in ASU 2010-20 for public entities. The FASB believes this guidance will be effective for interim and annual periods ending after June 15, 2011. The adoption of ASU 2011-01 is not expected to have a material effect on the Company’s financial position or results of operations.

In April 2011, the FASB issued Update No. 2011-02, “Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring Is a Troubled Debt Restructuring”. The amendments in ASU 2011-02 apply to all creditors that restructure receivables that fall within the scope of Subtopic 310-40, Receivables—Troubled Debt Restructurings by Creditors. The amendments in this ASU provide additional guidance to assist creditors in determining whether a restructuring of a receivable meets the criteria to be considered a troubled debt restructuring. ASU 2011-2 is effective for public companies for interim and annual periods beginning on or after June 15, 2011 and is to be applied retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. Early application is permitted. The adoption of ASU 2011-02 is not expected to have a material effect on the Company’s financial position or results of operations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth as of August 18, 2011 certain information regarding the beneficial ownership of our company’s common stock. The table sets forth the beneficial ownership of (i) each person who, to our knowledge, beneficially owns more than 5% of the outstanding shares of our common Stock; (ii) each of our current directors and officers; and (iii) all of our current officers and directors as a group. The number of shares owned includes all shares beneficially owned by such persons, as calculated in accordance with Rule 13d-3 promulgated under the Exchange Act. Under such rules, beneficial ownership includes any shares of common stock as to which a person has sole or shared voting power or investment power and any shares of common stock which the person has the right to acquire within 60 days of August 18, 2011 through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

Security ownership of certain beneficial owners

(1) Title of class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class [1]
common stock	Chenling Shi Room 903, 9/F, Entrance 12, Bldg 4, Jiaodaokou Dongdajie, Dongcheng District, Beijing, China 100007.	4,500,000 Direct	17.37%
common stock	Junjun Wu 1-97 Hongqi North St. Xiaowang Village Wanbailin District, Taiyuan City, Shanxi Province, China	15,000,000 Direct	57.92%
common stock	Chenxi Shi 1855 Talleyrand, #203A Brossard, QC J4W 2Y9	1,000,000 Direct	3.86%
	Directors and Officers as a Group	16,000,000	61.78%

1 Percentage of ownership is based on 25,900,000 shares of common stock issued and outstanding as of August 18, 2011. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

There are no outstanding stock options.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following individuals serve as our current directors and executive officers of our company as of the date of this current report. All directors of our company hold office until the next annual meeting of our shareholders or until their successors have been elected and qualified. The executive officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office.

Directors and Executive Officers, Promoters and Control Persons

As at June 30, 2010, our directors and executive officers, their age, positions held, and duration of such, are as follows:

Name	Position Held with our Company	Age	Date First Elected or Appointed
Chenxi Shi	President, Treasurer, Chief Financial Officer, Secretary and Director	45	October 2005
Junjun Wu	Director	40	10 Days from the date of dissemination of Schedule 14F
Hong Ba	Director and Chief Executive Officer	44	Chief Executive Officer – July 20, 2011; Director - 10 Days from the date of dissemination of Schedule 14F

Certain Significant Employees

Other than Messrs. Shi and Wu and Mrs. Ba, we do not have other significant employees.

Business Experience

Chenxi Shi

Mr. Shi is our founding director and has served as the Chairman of the Board of the Directors since the founding of our company in October 11, 2005 (Date of Inception). He has over 10 years of work experience in computer technology and business management. Mr. Shi has held various technical and managerial positions from entry level to the corporate senior. Mr. Shi has worked in Northern Jiaotong University, Beijing Jiada Technologies Company, Legend Computer Group Co. (Lenovo) and Investors Group of Canada. Mr. Shi received his Bachelor of Science degree in computer sciences from Northern Jiaotong University and his Master of Business Administration degree from Peking University.

Mr. Shi provides his services on a full time basis to our company.

Hong Ba

Mrs. Ba joins our company in August, 2011 as Chief Executive Officer and will be appointed as a Director 10 days after we disseminate a Schedule 14F. Mrs. Ba was born in 1966. She graduated from Taiyuan University Software in 1988. She had worked in China Eastern Airline from 1988. She has over 20 years of work experience in aviation marketing. Mrs Ba has been working for Shanxi Jinyan Aviation Business Inc. as the president and a director form 2008.

Mrs. Ba provides her services on a full time basis to our company.

Junjun Wu

Mr.Wu will join our company as a Director 10 days after we disseminate a Schedule 14F. Mr. Wu was born in 1970. He graduated from Wanbailin High School in 1990. He started to do business from 1990 such as garage, scrap steel recycling, decoration materials, storage and logistics, trade, etc. Mr. Wu is the founder of Shanxi Baisheng Investment Ltd and has been serving as President and Direct since founding the company in June,2004 (Date of Inception). Shanxi Baisheng Investment Ltd is focused on investments in coal mining and real estate.

Family Relationships

There are no family relationships between any of our directors, executive officers or directors.

Involvement in Certain Legal Proceedings

During the past five years, none of our officers, directors, promoters or control persons have had any of the following events occur:

  a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
  conviction in a criminal proceeding or being subject to a pending criminal proceeding, excluding traffic violations and other minor offenses;
  being subject to any order, judgement or decree, not substantially reversed, suspended or vacated, of any court of competent jurisdiction, permanently enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking business; and/or being found by a court of competent jurisdiction, in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgement has not been reversed, suspended or vacated.

EXECUTIVE COMPENSATION

Summary Compensation

The particulars of compensation paid to the following persons:

  our principal executive officer;
  each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended June 30, 2010; and
  up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, for our fiscal years ended June 30, 2010 and 2009, are set out in the following summary compensation table:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(5) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Chenxi Shi President, Treasurer, CEO, CFO and Director	2010 2009	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Zibing Zhang Vice President	2010 2009	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Zhenyu Chen Vice President	2010 2009	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil

Employment Agreements

We have not entered into any employment agreement or consulting agreement with our executive officers.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for executive officers. Our executive officers may receive stock options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer

Grants of Plan Based Awards and Outstanding Equity Awards at Fiscal Year-End

As at June 30, 2010, we had not adopted any equity compensation plan and no stock, options, or other equity securities were awarded to our executive officers.

Long-Term Incentive Plan

Currently, our company does not have a long-term incentive plan in favour of any director, officer, consultant or employee of our company.

Compensation of Directors

The particulars of compensation paid to our director for our year ended June 30, 2010, is set out in the section titled “Executive Compensation” beginning on page 17.

We reimburse our directors for expenses incurred in connection with attending board meetings. We did not pay director's fees or other cash compensation for services rendered as a director in the year ended June 30, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with related persons

None of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, other than as noted in this section:

(i)	any of our directors or officers;
(ii)	any person proposed as a nominee for election as a director;
(iii)	any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;
(iv)	any of our promoters; and
(v)	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of an of the foregoing persons.

Employment Contracts

We have not entered into any employment agreement or consulting agreement with our executive officers.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board of Directors or a committee thereof.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

LEGAL PROCEEDINGS

We know of no material, active or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY
AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock was originally accepted for quotation on the OTC Bulletin Board under the Symbol “NWCH” on February 22, 2007. Our CUSIP number is 65248X102.

The following table reflects the bid high and low bid information for our common stock obtained from the OTC Bulletin Board and the OTC QB Market and reflects inter-dealer prices, without retail mark-up, markdown or commission, and may not necessarily represent actual transactions.

Quarter Ended	High	Low
June 30, 2010	$0.00	$0.00
March 31, 2010	$0.00	$0.00
December 31, 2009	$0.00	$0.00
September 30, 2009	$0.052	$0.00
June 30, 2009	$0.03	$0.01
March 31, 2009	$0.05	$0.01
December 31, 2008	$0.15	$0.05
September 30, 2008	$0.15	$0.15

Holders of our Common Stock

As of July 27, 2011, there were approximately 63 holders of record of our common stock. As of such date, 25,900,000 shares of common stock were issued and outstanding.

Our shares of common stock are issued in registered form. Our transfer agent is Colonial Stock Transfer Company, Inc., 66 Exchange Place, Suite 100, Salt Lake City, UT 84111. Phone: (801) 355-5740; Fax: (801) 355-6505.

Dividends

Since our inception, we have not declared nor paid any cash dividends on our capital stock and we do not anticipate paying any cash dividends in the foreseeable future. Our current policy is to retain any earnings in order to finance the expansion of our operations. Our board of directors will determine future declarations and payments of dividends, if any, in light of the then-current conditions they deem relevant and in accordance with applicable corporate law.

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

1.	we would not be able to pay our debts as they become due in the usual course of business; or

2.

our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have any equity compensation plans in place.

RECENT SALES OF UNREGISTERED SECURITIES

None.

DESCRIPTION OF REGISTRANT’S SECURITIES

As of July 27, 2011, there were approximately 63 holders of record of our common stock. As of such date, 25,900,000 shares of common stock were issued and outstanding.

Common Stock

Our authorized capital stock consists of 50,000,000 shares of common stock, par value $0.0001 per share. Our shareholders (i) have equal rateable rights to dividends from funds legally available therefor, when, as and if declared by the board of directors; (ii) are entitled to share rateably in all of the assets for distribution to holders of common stock upon liquidation, dissolution or winding up of our business affairs; (iii) do not have pre-emptive, subscription or conversion rights, and there are no redemption or sinking fund provisions or rights applicable thereto; and (iv) are entitled to one non-cumulative vote per share on all matters on which stockholders may vote. All shares of common stock now outstanding are fully paid and non-assessable.

There are no provisions in our articles of incorporation or bylaws that would delay, defer or prevent a change in control of our company or a change in type of business.

Dividends

We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Although there are no restrictions that limit the ability to pay dividends on our common shares, our intention is to retain future earnings for use in our operations and the expansion of our business.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Under our Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his/her position, if he/she acted in good faith and in a manner he/she reasonably believed to be in our best interest. It will be at the Board of Director’s discretion whether to advance any funds in advance of any action. The Board of directors will make any determination pursuant to Section 145 of the Delaware General Corporation Law.

Regarding indemnification for liabilities arising under the Securities Act of 1933, as amended, which may be permitted to Directors or officers under Delaware law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS OF CHINA INC.

By: /s/ Chenxi Shi
Chenxi Shi
President, Secretary, Treasurer and Director

Date: August 24, 2011